EXHIBIT 10.1

THE OFFER, SALE AND ISSUANCE OF THIS FOURTH AMENDED AND RESTATED GRID NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THIS NOTE (AS DEFINED BELOW) MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THIS SECURITY AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE BORROWER (AS DEFINED BELOW), THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

FOURTH AMENDED AND RESTATED GRID NOTE

Up to $250,000.00	Dated as of: September 28, 2012

FOR VALUE RECEIVED, the undersigned BLUEDATA CORPORATION, a Delaware corporation (the “Borrower”), HEREBY PROMISES TO PAY to the order of KENNETH BLOOM AND DEBORAH BLOOM (collectively, the “Lender”), on September 30, 2013 (the “Maturity Date”), the entire aggregate principal amount of all sums advanced by the Lender to the Borrower pursuant to this Fourth Amended and Restated Grid Note, and as more specifically set forth on Schedule A attached hereto (each an “Advance” outstanding), together with accrued interest thereon. This Fourth Amended and Restated Grid Note amends and restates that certain Demand Grid Promissory Note, dated as of January 11, 2011, made by the Borrower in favor of the Lender, as amended by that certain Amended and Restated Grid Note, dated as of April 6, 2011, made by the Borrower in favor of the Lender, as amended by that certain Second Amended and Restated Grid Note, dated as of April 27, 2011, made by the Borrower in favor of the Lender, and as amended by that certain Third Amended and Restated Grid Note, dated as of September 30, 2011, made by the Borrower in favor of the Lender (as amended and restated, the “Note”).

1.          Interest Rate. Borrower shall pay interest, annually (on each anniversary of the date of the issuance of this Note) in arrears, on the unpaid principal balance hereof outstanding from time to time at a rate equal to Five Percent (5%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. Interest shall commence to accrue as of January 11, 2011, and shall continue to accrue on the unpaid principal balance hereof until the principal hereof is paid in full (whether before or after maturity or judgment).

Anything contained in this Note to the contrary notwithstanding, the Lender does not intend to charge and the Borrower shall not be required to pay interest or other charges in excess of the maximum rate permitted by applicable law. Any payments in excess of such maximum rate shall be refunded to Borrower or credited against principal.

2.          Payment. The outstanding principal amount of all Advances made under this Note and all accrued but unpaid interest hereunder shall be due and payable on the Maturity Date.

3.          Pre-Payment. The outstanding principal amount of all Advances made under this Note may be prepaid at any time, in whole or in part, without premium or penalty.

4.          Advances; Schedule A.

(a)	All Advances made by the Lender to the Borrower and all payments made on account of the outstanding principal balance hereof shall be recorded and endorsed by the Lender on Schedule A attached hereto, which is made a part of this Note. All such recordations by the Lender shall be final and binding upon the Borrower absent manifest error demonstrated by the Borrower.

(b)	In the event the Borrower, in its reasonable discretion, shall determine that it requires an Advance in order to pay operating expenses actually incurred by the Borrower, the Borrower shall deliver to the Lender a written notice of borrowing on any business day prior to the Maturity Date specifying, without limitation, the amount of the requested Advance and the date upon which such Advance is required to be paid to the Borrower (such notice, a “Borrowing Notice”).

(c)	Within 10 business days of receipt of a Borrowing Notice, the Lender shall make available to the Borrower, at the address or to the bank account provided in the Borrowing Notice, an amount in immediately available funds equal to the amount requested pursuant to the Borrowing Notice.

5.          Default. Upon the occurrence of an Event of Default, as hereinafter defined: this Note shall become forthwith due and payable, to the Lender, without presentment, demand or protest or notice of any kind, all of which are being hereby expressly waived by the Borrower. An “Event of Default” is defined as: (i) a default in the payment when due of any amount under this Note, (ii) the dissolution (either voluntary or involuntary) of the Borrower, (iii) the Borrower becoming bankrupt, either on a voluntary or involuntary basis, (iv) the Borrower making a general assignment for the benefit of its creditors, or (v) the Borrower terminating its registration under Section 12(g) of the Securities Exchange Act of 1934 by making a filing on Form 15. Any costs incurred by the Lender in the enforcement of this Note and the collection of the amounts due hereunder upon an Event of Default shall be payable by the Borrower to the Lender immediately upon demand therefor.

6.          WAIVER, JURY TRIAL WAIVER. THE BORROWER ACKNOWLEDGES THAT THIS NOTE EVIDENCES A COMMERCIAL TRANSACTION AS THAT TERM IS DEFINED IN CONNECTICUT GENERAL STATUTES SECTION 52-278a(a) AND PURSUANT TO CONNECTICUT GENERAL STATUTES SECTIONS 52-278b AND 52-278f, THE BORROWER DOES HEREBY WAIVE ITS RIGHTS TO NOTICE AND HEARING PRIOR TO THE ISSUANCE BY THE PAYEE OF ANY PREJUDGMENT REMEDY, AND THE BORROWER HEREBY FURTHER WAIVES ANY RIGHTS AS MAY EXIST UNDER FEDERAL LAW TO ANY NOTICE AND OR HEARING PRIOR TO THE PAYEE’S OBTAINING AND EXERCISING ANY PREJUDGMENT REMEDY. ADDITIONALLY, THE BORROWER HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED WITH THE OBLIGATIONS PROVIDED FOR HEREIN, OR ANY CONDUCT RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF SUCH OBLIGATIONS OR ARISING FROM THE DEBTOR AND CREDITOR RELATIONSHIP OF THE PARTIES HERETO. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE IT OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS KNOWINGLY AND VOLUNTARILY BEEN AGREED TO BY THE BORROWER.

7.          Certain Waivers. The Borrower and any endorser or guarantor hereof (collectively, the “Obligors”) and each of them: (i) waive(s) presentment, diligence, protest, demand, notice of demand, notice of acceptance or reliance, notice of non-payment, notice of dishonor, notice of protest and all other notices to parties in connection with the delivery, acceptance, performance, default or enforcement of this Note, any endorsement or guaranty of this Note, or any collateral or other security; (ii) consent(s) to any and all delays, extensions, renewals or other modifications with respect to this Note, any related document or the debt(s) or collateral evidenced hereby or thereby or any waivers of any term hereof or thereof, any release, surrender, taking of additional, substitution, exchange, failure to perfect, record, preserve, realize upon, or lawfully dispose of, or any other impairment of, any collateral or other security, or any other failure to act by the Lender or any other forbearance or indulgence shown by the Lender, from time to time and in one or more instances (without notice to or assent from any of the Obligors) and agree(s) that none of the foregoing shall release, discharge or otherwise impair any of their liabilities; (iii) agree(s) that the full or partial release or discharge of any Obligor(s) shall not release, discharge or otherwise impair the liabilities of any other Obligor(s); and (iv) otherwise waive(s) any other defenses based on suretyship or impairment of collateral.

8.          Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to its conflicts of laws principles.

9.          NON-NEGOTIABLE; BINDING NATURE. THIS NOTE IS NOT NEGOTIABLE WITHOUT THE PRIOR WRITTEN CONSENT OF THE LENDER (WHICH MAY BE WITHHELD IN THE SOLE DISCRETION OF THE LENDER). This Note shall bind the Borrower and shall inure to the benefit of the Lender and its heirs, representatives, successors and permitted assigns.

10.         Specific Performance. The Borrower acknowledges that its breach or threatened or attempted breach of any provision of this Note would cause irreparable harm to the Lender not compensable in money damages and that the Lender shall be entitled, in addition to all other applicable remedies, to a temporary and permanent injunction and a decree for specific performance of the terms of this Note, without being required to prove damages or furnish any bond or other security.

11.         General. No failure or delay on the part of the Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. No waiver of any provision hereof shall be effective unless the same shall be in writing and signed by the Borrower and the Lender. This Note may only be amended by a written instrument referring to this Note and executed by the Borrower and the Lender. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The remedies herein provided are cumulative and not exclusive of any remedies provided by law or equity.

BLUEDATA CORPORATION

By	/s/ Kenneth A. Bloom
Name: Kenneth A. Bloom
Title: President & CEO

Accepted and Agreed:

LENDER

/s/ Kenneth A. Bloom
Kenneth A. Bloom

/s/ Deborah A. Bloom
Deborah A. Bloom

SCHEDULE A

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By
[Amounts to be added and/or deleted as advanced or paid.]